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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    _________

                                   FORM 8-K/A


                                (Amendment No. 1)
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):          April 15, 2005


                              GLOBAL MATRECHS, INC.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                        0-29204                 58-2153309
(State or Other Jurisdiction           (Commission             (IRS Employer
     of Incorporation)                 File Number)          Identification No.)


90 Grove Street, Suite 201 Ridgefield, Connecticut                  06877
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:            (203) 431-6665




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 15, 2005, Global Matrechs, Inc. (the "Company") issued a press release announcing the matters discussed under Item 4.02 below, which include the restatement of certain of the Company's historical financial statements required to be presented in its annual report on 10-KSB for the year ended December 31, 2004, as well as certain information relating to the year ended December 31, 2004. The press release is included as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

ITEM 4.02  NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS.

On April 15, 2005, the Company's management, in consultation with the Company's independent registered public accounting firm, concluded that the Company's historical financial information related to fiscal 2001 through fiscal 2003 and for the first three fiscal quarters of 2004 incorrectly classified certain convertible preferred stock instruments. These incorrect accounting treatments included, among other things:

     o The classification of shares of our Series B, C, D and E Preferred Stock as equity rather than temporary equity;

     o The failure to record as deemed dividends (for periods ending prior to July 1, 2003) or penalty interest (for period ending after July 1,
          2003) for all increases in the stated value of shares of our Series B, C, D, and E Preferred Stock;

     o The failure to record the recovery of deemed dividends and penalty interest having accrued with respect to the Series B, C, D, and E preferred stock upon the waiver by the holders of such series of preferred stock of their rights to such deemed dividends and penalty interest in March 2003; and

     o The classification of our Series G Preferred Stock as a liability rather than as temporary equity.

Due to the incorrect accounting treatments set forth above, management has concluded that the Company's historical financial statements should no longer be relied upon.

While the Company does not intend to amend its previously filed annual and quarterly reports for the periods noted above, the Company will include restated financial information for those periods required to be presented in its annual report on Form 10-KSB for the year ended December 31, 2004. The Company also intends to include in its annual report on Form 10-KSB for the year ended December 31, 2004 a 5-year reconciliation of financial information which will highlight the differences resulting from the application of the change in accounting treatment to its historical financial statements. In addition, we will include, in a footnote to the quarterly financial data, a reconciliation showing the impact of the restatement for such periods. We intend to file our annual report on Form 10-KSB for the year ended December 31, 2004 on or before May 10, 2005.

We expect these reconciliations to show, as a result of the incorrect accounting treatments described above, a decrease in our accumulated deficit as of September 30, 2004 from $26,843,340 to $25,881,234, and an increase in our additional paid in capital as of September 30, 2004 from $19,228,821 to $20,264,190, which reflect the cumulative effect of the restatements for each affected period.

ITEM 8.01  OTHER EVENTS.

Due to the Company's limited personnel and financial resources and the substantial time requirements associated with the review of the Company's historical accounting practices and restatement of its historical financial statements, the Company was unable to file its annual report on Form 10-KSB within the timeframe required under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

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ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

       (c)   Exhibits

             99.1  April 15, 2005 Press Release

*Included as an exhibit to our current report on Form 8-K filed with the SEC on April 15, 2005.

































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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GLOBAL MATRECHS, INC.


Date:  April 27, 2005

                                       By: /s/ Michael Sheppard
                                           ---------------------------
                                       Michael Sheppard
                                       President, Chief Executive Officer, Chief
                                       Operating Officer and Acting Chief
                                       Financial Officer


























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                                  EXHIBIT INDEX



      99.1  April 15, 2005 Press Release*


*Included as an exhibit to our current report on Form 8-K filed with the SEC on April 15, 2005.




































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